UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2016

DREW INDUSTRIES INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-13646	13-3250533

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3501 County Road 6 East, Elkhart, Indiana		46514

(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:		(574) 535-1125

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 16, 2016, Drew Industries Incorporated (the “Company”) filed an amendment to its Restated Certificate of Incorporation to change the Company’s name to “LCI Industries.” The change of name was authorized by the Board of Directors of the Company on December 16, 2016, and will be effective on December 30, 2016.

The foregoing description of the amendment to the Company’s Restated Certificate of Incorporation does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment to the Company’s Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on December 16, 2016, a copy of which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Also on December 16, 2016, the Board of Directors approved an amendment and restatement of the Company’s bylaws, to be effective upon the effective date of the Company’s name change.

In addition to reflecting the change in corporate name, the bylaws have been updated in several areas to conform to current provisions of the Delaware General Corporation Law (“DGCL”) and the Company’s Restated Certificate of Incorporation.

Section 1.1 of the bylaws, as amended, eliminates the requirement under the current bylaws that the annual meeting of stockholders be held within thirteen months of the previous annual meeting. Section 211 of the DGCL provides stockholders the right to petition the Delaware Court of Chancery to order a corporation to hold its annual meeting of stockholders if the corporation has not held such a meeting within thirteen months.

Section 1.2 of the bylaws, as amended, provides that special meetings of stockholders may be called by the Board or by the Chief Executive Officer or by the Board upon the written request of a majority of the stockholders entitled to vote, as permitted by the Company’s Restated Certificate of Incorporation. Section 1.2 requires that stockholders requesting that a special meeting be held submit a notice containing (i) a statement of the purpose of the meeting, (ii) information about the stockholder(s) requesting the meeting, (iii) certain information otherwise required under the Corporation’s advance notice bylaw, (iv) an acknowledgment that any reduction in the amount of shares held by such stockholders between the date of the request and the special meeting shall be deemed to be withdrawn from the request for purposes of determining whether the majority threshold has been met, and (v) documentary evidence regarding the number of shares held by the requesting stockholder(s). Section 1.2 also provides that a special meeting requested by the stockholders must be held within 90 days of receipt of the valid request, subject to certain exceptions. Prior to the amendment, the Company’s bylaws provided that only the Board may call special meetings.

Section 1.7 of the bylaws, as amended, clarifies that the Corporation’s voting standard required to approve general matters brought before a meeting of stockholders (i.e., items other than the election of directors and matters for which the Corporation’s certificate of incorporation, the DGCL, or the rules or regulations of any stock exchange applicable to the Corporation prescribe a specific vote) is the affirmative vote of the holders of majority in voting power of the shares of stock of the Corporation which are present in person or by proxy and entitled to vote. The bylaws, prior to the amendment, provided that such matters will be decided by a majority vote.

Section 1.8 of the bylaws, as amended, updates the Corporation’s record date procedures to mirror the provisions under the DGCL applicable to fixing a record date for stockholder meetings and other actions (other than action by written consent). Record date procedures for action by written consent are provided in Section 1.10 of the bylaws, as amended.

Section 1.10 of the bylaws, as amended, provides that stockholders seeking to act by written consent in lieu of a meeting must first request that the Board fix a record date for determining stockholders entitled to act by written consent. The bylaws, as amended, also provide a procedure for the ministerial review by an independent inspector of any consents (or related revocations) received by the Corporation.

Section 1.13 of the bylaws, as amended updates the advance notice requirements of the current bylaws. Section 1.13 requires stockholders intending to submit proposals or nominations at a meeting of stockholders to provide the Corporation with advance notice thereof, including information regarding the stockholder proposing the business or nomination as well as information regarding the proposed business or nominee (including, among other things, representations with respect to whether the stockholder intends to solicit proxies in favor of the proposal or nomination, details regarding the stockholder’s interests in the Corporation, etc.).

Section 2.1 of the bylaws, as amended, has been conformed to Article FIFTH, Section A of the Restated Certificate of Incorporation, which provides that the Board shall consist of “not less than three nor more than twelve persons.” Section 2.4 of the bylaws, as amended, reduces the notice required for holding a special meeting of the Board from two days’ to 24-hour notice.

Article III of the bylaws, as amended, updates the procedures related to committees of the Board in order to give the Board maximum flexibility when establishing Board committees.

Article V of the bylaws, as amended, updates the procedures related to stock certificates to reflect the current provisions of the DGCL.

Section 7.7 of the bylaws, as amended, implements a forum selection provision. Section 7.7 provides that, unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum in which certain types of litigation can be brought against the Corporation. Section 7.7 addresses four areas of stockholder litigation related to the internal affairs of the Corporation: derivative actions, actions asserting breaches of fiduciary duty, actions asserting claims relating to any provision of the DGCL and actions asserting claims governed by the internal affairs doctrine.

The foregoing description of the amendment and restatement of the Company’s bylaws does not purport to be complete or summarize minor or technical differences and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.2 hereto and incorporated herein by reference.

Item 8.01 Other Events

On December 19, 2016, the Company issued a press release announcing that effective December 30, 2016, the Company’s name will change to “LCI Industries” and the trading symbol of the Company’s common stock on the New York Stock Exchange will change from “DW” to “LCII” upon the commencement of trading on January 3, 2017. Stockholders will not need to exchange their stock certificates in connection with the change of the Company’s name or trading symbol. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

Exhibits

3.1	Certificate of Amendment of Restated Certificate of Incorporation of the Company, effective December 30, 2016

3.2	Amended and Restated Bylaws of the Company, effective December 30, 2016

99.1	Press release, dated December 19, 2016

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DREW INDUSTRIES INCORPORATED
(Registrant)

By: /s/ Robert A. Kuhns Robert A. Kuhns Chief Legal Officer and Secretary

Dated: December 19, 2016

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